SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-May-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-May-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      110679820       4218847   645632           0   106460974  21-May-01
I-A-2      193457643       7374137  1168807           0   186083507  21-May-01
I-A-3        3816546             0    23058           0     3671068  21-May-01
I-P           485558         21621        0           0      463937  21-May-01
I-S          1265547             0     7646           0     1187436  21-May-01
II-A        44257607       3075801   258169           0    41181806  21-May-01
II-S         4515799             0    26342           0     4230672  21-May-01
M1           6412426          6676    38566           0     6405750  21-May-01
M2           2639821          2748    15877           0     2637073  21-May-01
M3           1508469          1571     9072           0     1506899  21-May-01
B1           1131352          1178     6804           0     1130174  21-May-01
B2            565675           589     3402           0      565086  21-May-01
B3            942799           981     5670           0      941818  21-May-01
R                  0             0        0           0           0  21-May-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       962.43322      36.68562  5.61419   925.74760 21-May-01
I-A-2       962.43322      36.68562  5.81470   925.74760 21-May-01
I-A-3       962.43328       0.00000  5.81470   925.74766 21-May-01
I-P         987.34188      43.96368  0.00000   943.37820 21-May-01
I-S         988.39138       0.00000  5.97153   927.38673 21-May-01
II-A        918.91300      63.86232  5.36033   855.05068 21-May-01
II-S        904.28138       0.00000  5.27497   847.18517 21-May-01
M1          997.95188       1.03899  6.00195   996.91289 21-May-01
M2          997.95188       1.03899  6.00195   996.91289 21-May-01
M3          997.95188       1.03899  6.00195   996.91289 21-May-01
B1          997.95188       1.03899  6.00195   996.91289 21-May-01
B2          997.95188       1.03900  6.00195   996.91288 21-May-01
B3          997.95192       1.03886  6.00195   996.91306 21-May-01
R             0.00000       0.00000  0.00000     0.00000 21-May-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-May-01